UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06629

Western Asset Managed Municipals Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2020

WESTERN ASSET

MANAGED MUNICIPALS FUND INC. (MMU)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current income exempt from federal income tax* as is consistent with preservation of principal.

The Fund seeks to achieve its objective by investing primarily in long-term investment grade municipal debt securities issued by state and local governments, political subdivisions, agencies and public authorities (municipal obligations). Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal obligations rated investment grade at the time of investment.

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

II	Western Asset Managed Municipals Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Managed Municipals Fund Inc. for the twelve-month reporting period ended May 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 30, 2020

Western Asset Managed Municipals Fund Inc.	III

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income exempt from federal income tax as is consistent with preservation of principal. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that we believe will benefit from changes in market conditions.

Under normal market conditions, the Fund invests primarily in investment grade municipal bonds, but it can also invest up to 20% of its total assets in municipal bonds rated below investment grade by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent quality. The Fund may also use a variety of derivative instruments for investment purposes, as well as for hedging or risk management purposes. For credit ratings purposes, pre-refunded bonds are deemed to be unrated. The subadvisor determines the credit quality of pre-refunded bonds based on the quality of the escrowed collateral and such other factors as the subadvisor deems appropriate.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Robert E. Amodeo and David T. Fare.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets, in general, posted mixed results over the twelve-month reporting period ended May 31, 2020. Most spread sectors (non-Treasuries) lagged equal durationi Treasuries amid periods of heightened volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, aggressive monetary policy accommodation from the Federal Reserve Board (the “Fed”)ii, trade conflicts and a number of geopolitical issues.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.95% — the high for the period — and ended the period at 0.16%. The yield for the two-year Treasury note experienced a low for the period of 0.13% on May 17, 2020. The yield for the ten-year Treasury began the reporting period at 2.14% and ended the period at 0.65%. The yield for the ten-year Treasury peaked at 2.15% on June 10 and June 11, 2019, and the low for the period of 0.58% occurred on April 21, 2020.

The municipal bond market posted a positive return, but lagged its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexiii and the Bloomberg Barclays U.S. Aggregate Indexiv returned 3.98%

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	1

Fund overview (cont’d)

and 9.42%, respectively. Both the taxable and tax-free markets were supported by falling yields. While the municipal market generated positive returns during eight of the first nine months of the reporting period — and again in May 2020 — a large portion of its gains were lost in March and April 2020. This setback was due to increased investor risk aversion, coupled with concerns about market liquidity and municipal finances.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s duration versus that of the benchmark. From a sector perspective, we increased the Fund’s allocations to the Industrial Revenue and Transportation sectors, while reducing its exposures to Pre-Refundedv securities, State General Obligation bonds and the Water & Sewer sector. In terms of the Fund’s quality positioning, we increased its exposure to securities rated BBB and reduced its allocation to securities rated AAA.

We employed the use of U.S. Treasury futures during the reporting period to manage duration. This strategy detracted from the Fund’s performance.

During the reporting period, we utilized leverage in the Fund. We generally maintained liabilities as a percentage of gross assets of approximately 30% during the period. The use of leverage slightly detracted from performance.

Performance review

For the twelve months ended May 31, 2020, Western Asset Managed Municipals Fund Inc. returned -0.89% based on its net asset value (“NAV”)vi and -8.35% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays Municipal Bond Index, returned 3.98% for the same period. The Lipper General & Insured Municipal Debt (Leveraged) Closed-End Funds Category Averagevii returned 0.55% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.60 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2020. Past performance is no guarantee of future results.

*	For the character of distributions paid during the fiscal year ended May 31, 2020, please refer to page 46 of this report.

2	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Performance Snapshot as of May 31, 2020
Price Per Share	12-Month Total Return†
$ 13.04 (NAV)	-0.89	%‡**
$ 12.03 (Market Price)	-8.35	%‡‡

All figures represent past performance and are not a guarantee of future results.

† Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

‡ Total return assumes the reinvestment of all distributions at NAV.

‡ ‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its underweight in the weak performing Health Care sector. An overweight to Pre-Refunded securities and an underweight in the Education sector were also beneficial.

Underweights in securities rated AAA and AA were also additive for performance. Finally, having a duration that was longer than the benchmark was rewarded, as rates moved lower across the yield curve during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its overweight to the Industrial Revenue sector, especially in March 2020. An overweight to the Transportation sector, along with an overweight and security selection in the Water & Sewer sector, were also headwinds for returns during the period.

From a credit quality perspective, overweights to securities rated BBB and below-investment-grade securities detracted from results.

Looking for additional information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMMUX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the fund.)

**

The total return based on the NAV reflects the impact of the tender and repurchase by the Fund as a portion of Auction Rate Cumulative Preferred Stock at 85% of the per share liquidation preference. Absent this transaction, the total return based on the NAV would have been the same.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	3

Fund overview (cont’d)

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Managed Municipals Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 30, 2020

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including interest rate risk, credit risk, leveraging risk and management risk. As interest rates rise, the price of fixed-income investments declines. Lower rated, higher- yielding bonds, known as “high yield” or “junk” bonds, are subject to greater liquidity and credit risk than higher-rated investment grade securities. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and could have a potentially large impact on Fund performance. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”) that invest primarily in municipal securities, involves risks similar to those of investing directly in the securities in which those investment companies invest. To the extent the Fund invests in securities of other investment companies, Fund stock holders will indirectly pay a portion of the operating costs of such companies, in addition to the expenses that the Fund bears directly in connection with its own operation. Leverage may result in greater volatility of NAV and market price of common shares and increases a shareholder’s risk of loss. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser. Tender option bond (“TOB”) transactions expose a Fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that a Fund would typically receive on inverse floaters acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

4	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[i]i

The Federal Reserve Board (the “Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 64 funds for the six-month period and among the 61 funds for the twelve-month period in the Fund’s Lipper category.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2020 and May 31, 2019 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Schedule of investments

May 31, 2020

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 142.1%
Alabama — 8.7%
Hoover, AL, IDA Revenue, United States Steel Corp. Project, Series 2019	5.750%	10/1/49	$700,000	$579,901	(a)
Jefferson County, AL, Sewer Revenue:
Convertible CAB, Subordinated Lien, Warrants, Step bond, Series F (0.000% until 10/1/23; 7.900%)	0.000%	10/1/50	11,580,000	10,968,113
Senior Lien, Warrants, Series A, Refunding, AGM	5.500%	10/1/53	1,400,000	1,569,764
Subordinated Lien, Warrants, Series D, Refunding	6.000%	10/1/42	9,230,000	10,515,554
Subordinated Lien, Warrants, Series D, Refunding	6.500%	10/1/53	6,900,000	7,955,493
Lower Alabama Gas District, Natural Gas Revenue, Series A	5.000%	9/1/46	8,525,000	11,216,343
Southeast Alabama Gas Supply District, Gas Supply Revenue, Series 2018A	4.000%	6/1/24	5,690,000	6,118,229	(b)(c)
Total Alabama				48,923,397
Alaska — 0.2%
Alaska State Housing Finance Corp. Revenue, State Capital Project II, Series B	5.000%	12/1/38	750,000	929,183
Arizona — 6.1%
Arizona State IDA Revenue, Lincoln South Beltway Project, Series 2020	5.000%	2/1/27	1,760,000	2,159,626
Arizona State IDA, Education Revenue, Basis School Project, Credit Enhanced, Series F, Refunding, SD Credit Program	5.000%	7/1/52	725,000	818,518
Chandler, AZ, IDA Revenue, Intel Corp. Project	5.000%	6/3/24	5,650,000	6,489,307	(a)(b)(c)
Navajo Nation, AZ, Revenue, Series A, Refunding	5.500%	12/1/30	950,000	1,011,503	(d)
Phoenix, AZ, Civic Improvement Corp., Water System Revenue, Junior Lien, Series A	5.000%	7/1/44	750,000	981,975
Queen Creek, AZ, Excise Tax & State Shared Revenue, Series A	5.000%	8/1/42	750,000	938,152
Salt Verde, AZ, Financial Corp., Natural Gas Revenue:
Series 2007	5.250%	12/1/28	2,000,000	2,505,100
Series 2007	5.000%	12/1/32	10,000,000	12,629,100
Series 2007	5.000%	12/1/37	5,500,000	7,180,030
Total Arizona				34,713,311

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	7

Schedule of investments (cont’d)

May 31, 2020

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — 19.8%
Alameda, CA, Corridor Transportation Authority Revenue, Second Subordinated Lien, Series B, Refunding	5.000%	10/1/34	$1,750,000	$1,904,035
Anaheim, CA, Public Financing Authority Lease Revenue, Series A, Refunding	5.000%	5/1/46	2,000,000	2,130,780
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area, Series B-1, (SIFMA Municipal Swap Index Yield + 1.100%)	1.240%	4/1/24	5,500,000	5,482,180	(b)(c)
California State Health Facilities Financing Authority Revenue:
Lucile Salter Packard Children’s Hospital at Stanford	5.000%	11/15/56	500,000	579,885
Stanford Health Care, Series A, Refunding	4.000%	8/15/50	750,000	852,360
California State MFA Revenue:
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/43	1,500,000	1,628,580	(a)
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/47	1,900,000	2,055,097	(a)
California State PCFA Water Furnishing Revenue, Poseidon Resources Desalination Project	5.000%	11/21/45	12,500,000	12,822,125	(a)(d)
California State, GO:
Various Purpose	5.000%	3/1/36	2,000,000	2,632,220
Various Purpose, Refunding	4.000%	11/1/36	1,000,000	1,164,410
Various Purpose, Refunding	4.000%	3/1/40	1,750,000	2,090,410
California Statewide CDA Revenue, Provident Group-Pomona Properties LLC, Series A	5.750%	1/15/45	1,770,000	1,785,682	(d)
Chino Valley, CA, USD, GO, Series B	5.000%	8/1/55	1,250,000	1,592,600
Golden State, CA, Tobacco Securitization Corp. Revenue:
Tobacco Settlement Funded, Series A-1, Refunding	5.250%	6/1/47	2,855,000	2,873,443
Tobacco Settlement Funded, Series A-2, Refunding	5.000%	6/1/47	550,000	550,446
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue, Series A, Refunding	5.000%	9/1/44	2,405,000	2,613,345
Los Angeles County, CA, Public Works Financing Authority Revenue:
Multiple Capital Project II	5.000%	8/1/32	3,000,000	3,274,980
Multiple Capital Project II	5.000%	8/1/37	1,000,000	1,085,110

See Notes to Financial Statements.

8	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Los Angeles, CA, Department of Airports Revenue:
Los Angeles International Airport, Subordinated, Series D	5.000%	5/15/39	$500,000	$586,675	(a)
Los Angeles International Airport, Subordinated, Series D	5.000%	5/15/49	2,500,000	2,887,275	(a)
Los Angeles International Airport, Subordinated, Series F	5.000%	5/15/27	5,565,000	6,757,969	(a)
Los Angeles International Airport, Subordinated, Series F	4.000%	5/15/49	2,000,000	2,123,920	(a)
Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series A	5.000%	7/1/48	2,500,000	3,077,625
Los Angeles, CA, Department of Water & Power, Power System Revenue:
Power System, Series A	5.000%	7/1/47	4,000,000	4,821,960
Series C	5.000%	7/1/37	1,000,000	1,243,620
Series C	5.000%	7/1/42	2,000,000	2,455,900
Los Angeles, CA, Wastewater System Revenue, Green Bond, Subordinated, Series A	5.000%	6/1/48	1,500,000	1,851,930
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	5.000%	10/1/42	400,000	369,596	(d)
M-S-R Energy Authority, CA, Natural Gas Revenue:
Series A	7.000%	11/1/34	3,430,000	5,031,467
Series B	6.500%	11/1/39	8,000,000	11,997,920
Regents of the University of California Medical Center Pooled Revenue, Series L, Refunding	5.000%	5/15/32	1,750,000	2,082,395
River Islands, CA, Public Financing Authority, Special Tax Revenue, Community Facilities District No. 2003-1, Refunding	5.500%	9/1/45	2,000,000	2,126,200
Riverside County, CA, Transportation Commission Sales Tax Revenue, Series B, Refunding	5.000%	6/1/37	1,900,000	2,357,216
Riverside County, CA, Transportation Commission Toll Revenue:
Senior Lien, Series A	5.750%	6/1/44	200,000	214,228
Senior Lien, Series A	5.750%	6/1/48	600,000	641,802
San Bernardino, CA, USD Revenue, COP, 2019 School Financing Project, AGM	5.000%	10/1/36	1,000,000	1,259,530

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	9

Schedule of investments (cont’d)

May 31, 2020

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue, Series A	5.000%	4/1/48	$2,500,000	$2,964,025
San Francisco, CA, City & County Airport Commission, International Airport Revenue, SFO Fuel Company LLC, Series A	5.000%	1/1/47	1,500,000	1,737,360	(a)
San Mateo County, CA, Joint Powers Financing Authority Lease Revenue, Capital Project, Series A	5.000%	7/15/43	1,000,000	1,232,790
Shafter Wasco Irrigation District, CA, COP	5.000%	11/1/40	5,000,000	5,031,600
Stockton, CA, PFA Wastewater Revenue, Bond Anticipation Notes, Series 2019	1.400%	6/1/22	750,000	748,635
Tobacco Securitization Authority of Southern California Revenue:
Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation, Class 1, Series A	5.000%	6/1/39	500,000	598,550
Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation, Class 1, Series A	5.000%	6/1/48	500,000	564,900
Total California				111,882,776
Colorado — 10.5%
Base Village Metropolitan District #2, CO, GO, Series A, Refunding	5.750%	12/1/46	500,000	503,735
Colorado State Educational & Cultural Facilities Authority Revenue, University of Denver Project, Series A	5.000%	3/1/47	1,600,000	1,836,800
Colorado State Health Facilities Authority Revenue, Commonspirit Health Project, Series A-1	4.000%	8/1/44	1,900,000	1,945,714
Colorado State High Performance Transportation Enterprise Revenue, C-470 Express Lanes	5.000%	12/31/51	600,000	591,534
Denver, CO, Airport System Revenue:
Series C	6.125%	11/15/25	10,945,000	13,009,555	(a)(e)
Series C	6.125%	11/15/25	13,630,000	14,217,862	(a)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	18,000,000	26,997,120
Total Colorado				59,102,320

See Notes to Financial Statements.

10	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — 1.6%
Connecticut State Special Tax Revenue:
Transportation Infrastructure, Series A	5.000%	1/1/37	$1,500,000	$1,787,850
Transportation Infrastructure, Series A	5.000%	5/1/38	2,750,000	3,398,670
Connecticut State, GO:
Series A	5.000%	4/15/35	1,650,000	2,005,856
Series E	5.000%	10/15/34	930,000	1,079,981
Harbor Point, CT, Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project Ltd., Refunding	5.000%	4/1/39	900,000	931,509	(d)
Total Connecticut				9,203,866
District of Columbia — 0.9%
District of Columbia Revenue:
Ingleside Rock Creek Project, Series A	5.000%	7/1/52	400,000	341,816
KIPP DC Project, Series B, Refunding	5.000%	7/1/48	2,800,000	3,043,628
Series A, Refunding	5.000%	3/1/40	1,500,000	1,969,065
Total District of Columbia				5,354,509
Florida — 3.9%
Broward County, FL, Airport System Revenue, Series 2017	5.000%	10/1/47	1,250,000	1,415,875	(a)
Florida State Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School Inc. Projects, Series A	6.125%	6/15/46	555,000	579,042	(d)
Florida State Mid-Bay Bridge Authority, Series A, Refunding	5.000%	10/1/30	2,410,000	2,600,607
Greater Orlando, FL, Aviation Authority, Airport Facilities Revenue, Priority Subordinated, Series A	5.000%	10/1/47	1,500,000	1,716,045	(a)
Miami-Dade County, FL, Aviation Revenue, Series A, Refunding	5.000%	10/1/49	3,000,000	3,470,580	(a)
Miami-Dade County, FL, Expressway Authority, Series A	5.000%	7/1/40	9,000,000	9,023,760
Miami-Dade County, FL, Health Facilities Authority, Hospital Revenue, Nicklaus Children’s Hospital, Refunding	5.000%	8/1/42	1,250,000	1,429,425
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Communities, Refunding	5.000%	8/1/47	750,000	764,685
Palm Beach County, FL, Health Facilities Authority Revenue, Acts Retirement-Life Communities	5.000%	11/15/45	750,000	769,740
Total Florida				21,769,759

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	11

Schedule of investments (cont’d)

May 31, 2020

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Georgia — 1.2%
Fulton County, GA, Development Authority Revenue, Georgia Institute of Technology	5.000%	6/15/44	$1,000,000	$1,232,470
Main Street Natural Gas Inc., GA, Gas Project Revenue:
Series A	5.000%	5/15/43	800,000	896,920
Series B	5.000%	3/15/22	4,000,000	4,248,240
Series C	4.000%	9/1/26	560,000	618,128	(b)(c)
Total Georgia				6,995,758
Hawaii — 1.2%
Hawaii State Airports System Revenue, Series A	5.000%	7/1/39	7,000,000	7,018,900
Idaho — 0.2%
Idaho State Health Facilities Authority Revenue, Trinity Health Credit Group, Series A	5.000%	12/1/47	1,100,000	1,271,941
Illinois — 18.8%
Chicago, IL, Board of Education, Dedicated Capital Improvement, Special Tax Revenue, Series 2018	5.000%	4/1/42	1,500,000	1,496,280
Chicago, IL, Board of Education, GO:
Dedicated, Series G, Refunding	5.000%	12/1/34	100,000	99,803
Dedicated, Series G, Refunding	5.000%	12/1/44	420,000	399,874
Dedicated, Series H	5.000%	12/1/36	500,000	495,835
Dedicated, Series H	5.000%	12/1/46	150,000	141,900
Series D	5.000%	12/1/46	6,435,000	6,087,510
Chicago, IL, GO:
Series 2002B	5.500%	1/1/37	220,000	225,735
Series 2005D, Refunding	5.500%	1/1/34	10,000	10,331
Series A	5.000%	1/1/44	1,000,000	976,830
Series A, Refunding	5.000%	1/1/26	2,250,000	2,350,327
Series A, Refunding	6.000%	1/1/38	1,500,000	1,609,215
Series B	5.500%	1/1/32	3,300,000	3,430,812
Series C, Refunding	5.000%	1/1/25	3,000,000	3,127,080
Chicago, IL, O’Hare International Airport Revenue:
General Senior Lien, Series B, Refunding	5.000%	1/1/41	1,000,000	1,111,570
General, Third Lien	5.625%	1/1/35	1,240,000	1,269,214
General, Third Lien	5.750%	1/1/39	965,000	987,301
Series A, Refunding	5.000%	1/1/31	1,000,000	1,115,230	(a)
Series A, Refunding	5.000%	1/1/35	7,000,000	7,710,570	(a)
Trips Obligated Group	5.000%	7/1/48	700,000	765,905	(a)

See Notes to Financial Statements.

12	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Second Lien	5.000%	12/1/51	$1,000,000	$1,094,370
Chicago, IL, Wastewater Transmission Revenue:
Second Lien	5.000%	1/1/44	1,000,000	1,087,330
Second Lien, Series A	5.000%	1/1/47	1,000,000	1,141,490
Second Lien, Series B, Refunding	5.000%	1/1/38	750,000	871,095
Chicago, IL, Waterworks Revenue:
Second Lien, Series 2017, Refunding	5.000%	11/1/29	1,800,000	2,035,494
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/33	1,290,000	1,488,325
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/36	1,110,000	1,275,168
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/37	2,500,000	2,869,275
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/38	2,000,000	2,292,380
Illinois State Finance Authority Revenue:
Depaul University, Series A	6.125%	10/1/40	5,000,000	5,244,850	(f)
Northshore University Health System, Refunding	4.000%	8/15/40	1,250,000	1,374,275
Illinois State Finance Authority, Student Housing & Academic Facilities Revenue, CHF Chicago LLC, University of Illinois Chicago Project	5.000%	2/15/50	500,000	494,620
Illinois State Sports Facilities Authority Revenue:
Sport Facilities Project, Series 2019, Refunding, BAM	5.000%	6/15/28	750,000	870,397
State Tax Supported, Series 2019, Refunding	5.000%	6/15/30	650,000	676,234
Illinois State Toll Highway Authority Revenue:
Series A	4.000%	1/1/39	4,000,000	4,464,480
Series C, Refunding	5.000%	1/1/27	3,000,000	3,709,410
Illinois State University Revenue, Auxiliary Facilities System, Series A, Refunding, AGM	5.000%	4/1/37	250,000	283,618
Illinois State, GO:
Series 2006	5.500%	1/1/30	275,000	291,151
Series 2016	5.000%	1/1/33	1,500,000	1,514,475
Series 2016	5.000%	11/1/33	2,350,000	2,375,591

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	13

Schedule of investments (cont’d)

May 31, 2020

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Series 2016, Refunding	5.000%	2/1/29	$1,660,000	$1,678,642
Series A	5.000%	5/1/36	690,000	694,451
Series A	5.000%	5/1/39	2,000,000	2,003,800
Series A, Refunding	5.000%	10/1/29	3,795,000	3,846,346
Series A, Refunding	5.000%	10/1/30	500,000	506,765
Series B, Refunding	5.000%	10/1/29	750,000	760,148
Series D	5.000%	11/1/27	3,325,000	3,386,712
Metropolitan Pier & Exposition Authority, IL, Dedicated State Revenue:
McCormick Place Expansion Project, Series A, Refunding	4.000%	6/15/50	1,500,000	1,286,730
McCormick Place Expansion Project, Series A, Refunding	5.000%	6/15/50	5,900,000	5,702,409
McCormick Place Expansion Project, Series B-2, Refunding, State Appropriations	5.250%	6/15/50	12,000,000	12,019,080
Regional Transportation Authority, IL, GO, Series A, Refunding, NATL	6.000%	7/1/29	4,450,000	5,631,074
Total Illinois				106,381,507
Indiana — 2.8%
Indiana State Finance Authority Health System Revenue, Indiana University Health, Series B	2.250%	7/1/25	1,000,000	1,037,780	(b)(c)
Indiana State Finance Authority Hospital Revenue, Indiana University Health Obligated Group, Series B, Refunding	1.650%	7/1/22	800,000	812,192	(b)(c)
Indiana State Finance Authority Revenue:
Private Activity-Ohio River Bridges East End Crossing Project	5.000%	7/1/44	5,000,000	5,215,600	(a)
Second Lien, CWA Authority, Series B	5.000%	10/1/41	5,000,000	5,251,900
Indianapolis, IN, Local Public Improvement Bond Bank, Courthouse and Jail Project, Series A	4.000%	2/1/44	2,000,000	2,314,600
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	1,000,000	1,056,710	(a)
Total Indiana				15,688,782
Iowa — 0.1%
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Company Project, Refunding	3.125%	12/1/22	650,000	643,760

See Notes to Financial Statements.

14	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Kentucky — 2.3%
Kentucky State Economic Development Finance Authority Revenue, Louisville Arena, Louisville Arena Authority Inc., Refunding, AGM	5.000%	12/1/45	$1,000,000	$1,126,020
Kentucky State PEA, Gas Supply Revenue:
Series A	4.000%	6/1/26	5,000,000	5,455,900	(b)(c)
Series C	4.000%	6/1/25	5,800,000	6,322,174	(b)(c)
Total Kentucky				12,904,094
Louisiana — 1.5%
Port New Orleans, LA, Board of Commissioners Revenue, Series B, Refunding, AGM	5.000%	4/1/43	2,000,000	2,398,480	(a)
St. Charles Parish, LA, Gulf Opportunity Zone Revenue, Valero Energy Corp., Convertible	4.000%	6/1/22	5,000,000	5,174,650	(b)(c)
St. John the Baptist Parish, LA, State Revenue, Marathon Oil Corp. Project, Refunding	2.200%	7/1/26	1,300,000	1,141,816	(b)(c)
Total Louisiana				8,714,946
Massachusetts — 3.0%
Massachusetts State DFA Revenue:
Broad Institute Inc., Refunding	5.000%	4/1/36	1,000,000	1,233,770
Broad Institute Inc., Series A	5.250%	4/1/37	8,000,000	8,328,240	(f)
Milford Regional Medical Center, Series F	5.750%	7/15/43	500,000	519,695
UMass Boston Student Housing Project	5.000%	10/1/48	750,000	735,465
Wellforce Issue, Series A, Refunding	5.000%	7/1/44	500,000	558,075
Massachusetts State Port Authority Revenue, Series A, Refunding	5.000%	7/1/36	1,700,000	2,044,777	(a)
Massachusetts State School Building Authority, Sales Tax Revenue, Senior, Series A	5.000%	5/15/43	3,000,000	3,324,900
Total Massachusetts				16,744,922
Michigan — 5.2%
Detroit, MI, Downtown Development Authority Revenue, Series A, Refunding, AGM	5.000%	7/1/48	1,000,000	1,131,410
Great Lakes, MI, Water Authority Water Supply System Revenue:
Senior Lien, Series A	5.000%	7/1/46	5,500,000	6,302,615
Senior Lien, Series C, Refunding	5.000%	7/1/35	500,000	594,435
Lansing, MI, Board of Water & Light Utility System Revenue, Series A	5.000%	7/1/37	7,000,000	7,366,380	(f)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	15

Schedule of investments (cont’d)

May 31, 2020

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan State Finance Authority Limited Obligation Revenue, Higher Education, Thomas M Cooley Law School Project, Refunding	6.750%	7/1/44	$1,250,000	$1,255,637	(d)
Michigan State Finance Authority Revenue:
Facilities Program, Series 1-A, Refunding	5.250%	10/15/47	650,000	742,644
Local Government Loan Program, Detroit, MI, Water & Sewer Department, Second Lien Local Project, Series C, Refunding	5.000%	7/1/33	625,000	740,625
Local Government Loan Program, Detroit, MI, Water & Sewer Department, Series C-1, Refunding	5.000%	7/1/44	1,320,000	1,380,232
Local Government Loan Program, Detroit, MI, Water & Sewer Department, Series C-6, Refunding	5.000%	7/1/33	1,270,000	1,423,543
Local Government Loan Program, Detroit, MI, Water & Sewer Department, Series D-2, Refunding	5.000%	7/1/34	250,000	295,978
Michigan State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group, Series 2010F-4	5.000%	11/15/47	3,000,000	3,743,010
Michigan State Strategic Fund Limited Obligation Revenue, I-75 Improvement Project	5.000%	12/31/43	1,400,000	1,487,654	(a)
Royal Oak, MI, Hospital Finance Authority Revenue, Beaumont Health Credit Group, Series D, Refunding	5.000%	9/1/39	2,500,000	2,714,600
Total Michigan				29,178,763
Minnesota — 0.3%
Western Minnesota Municipal Power Agency Revenue, Series A	5.000%	1/1/46	1,530,000	1,784,714	(f)
Missouri — 0.8%
Kansas City, MO, IDA, Senior Living Facilities Revenue, Kingswood Project	6.000%	11/15/51	900,000	562,014	(d)
Missouri State HEFA Revenue, Senior Living Facilities, Lutheran Senior Services	5.000%	2/1/44	2,710,000	2,618,619
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village, St. Louis Obligated Group, Series A	5.000%	9/1/38	1,250,000	1,164,850
Total Missouri				4,345,483

See Notes to Financial Statements.

16	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Nevada — 0.2%
Reno, NV, Hospital Revenue, Washoe Medical Center, Unrefunded, AGM	5.500%	6/1/33	$1,185,000	$1,187,252
New Jersey — 7.9%
New Jersey Institute of Technology, GO, Series A	5.000%	7/1/45	750,000	835,965
New Jersey State EDA Revenue:
Cigarette Tax, Refunding	5.000%	6/15/26	2,500,000	2,652,400
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	7/1/42	2,500,000	2,726,075	(a)
School Facilities Construction, Series BBB, Refunding	5.500%	6/15/31	750,000	817,508
School Facilities Construction, Series I, Refunding, State Appropriations (SIFMA Municipal Swap Index Yield + 1.600%)	1.740%	3/1/28	15,000,000	14,524,500	(c)
Transit Transportation Project, Series A	5.000%	11/1/32	1,000,000	1,071,930
New Jersey State EDA, Lease Revenue, State House Project, Series B	5.000%	6/15/43	4,000,000	4,133,800
New Jersey State EDA, Special Facility Revenue:
Continental Airlines Inc. Project	5.250%	9/15/29	3,000,000	2,969,370	(a)
Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/37	650,000	691,334	(a)
New Jersey State Health Care Facilities Financing Authority Revenue:
Hackensack Meridian Health, Series A, Refunding	5.000%	7/1/38	400,000	477,712
RWJ Barnabas Health Obligation Group, Series A, Refunding	5.000%	7/1/43	1,200,000	1,355,112
New Jersey State Transportation Trust Fund Authority Revenue:
Transportation Program, Series AA	5.250%	6/15/43	1,500,000	1,576,485
Transportation Program, Series BB	4.000%	6/15/36	2,250,000	2,130,030
Transportation System, Series A, Refunding	5.000%	12/15/25	1,885,000	2,015,103
Transportation System, Series A, Refunding	5.000%	12/15/28	2,615,000	2,852,154
New Jersey State Turnpike Authority Revenue, Series G, Refunding	5.000%	1/1/35	2,675,000	3,224,391
Tobacco Settlement Financing Corp., NJ, Revenue, Series A, Refunding	5.250%	6/1/46	600,000	670,476
Total New Jersey				44,724,345

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	17

Schedule of investments (cont’d)

May 31, 2020

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New York — 12.0%
MTA, NY, Dedicated Tax Fund Revenue, Green Bonds, Subseries A-2	5.000%	11/15/47	$1,500,000	$1,694,775
MTA, NY, Transportation Revenue, Green Bond, Series A-2	5.000%	5/15/30	1,800,000	1,957,356	(b)(c)
New York City, NY, GO, Series D-1	5.000%	3/1/43	2,000,000	2,488,440
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution Fiscal 2013, Unrefunded	5.000%	6/15/47	2,650,000	2,926,925
Subordinated, Series BB-1	5.000%	6/15/46	1,500,000	1,813,755
New York City, NY, TFA Future Tax Secured Revenue, Subordinated, Series B-1	5.000%	8/1/45	3,000,000	3,564,990
New York State Dormitory Authority Revenue:
Bidding Group 3 Bonds, Series A	5.000%	3/15/42	1,000,000	1,212,440
School Districts Revenue Financing Program, Series A, AGM	5.000%	10/1/29	3,250,000	4,162,697	(g)
Series B, Refunding	5.000%	2/15/43	5,000	6,582	(f)
Series B, Refunding	5.000%	2/15/43	2,995,000	3,565,877
New York State Dormitory Authority, Sales Tax Revenue, Group 4, Series E, Refunding	5.000%	3/15/44	2,000,000	2,439,520
New York State Dormitory Authority, State Personal Income Tax Revenue, Bidding Group 4, Series A, Refunding	5.000%	3/15/46	3,250,000	3,971,402
New York State Liberty Development Corp., Liberty Revenue:
3 World Trade Center Project, Class 1, Refunding	5.000%	11/15/44	1,750,000	1,735,318	(d)
4 World Trade Center Project, Refunding	5.750%	11/15/51	5,000,000	5,266,750
New York State Liberty Development Corp., Revenue:
Goldman Sachs Headquarters	5.500%	10/1/37	1,485,000	2,025,718
Goldman Sachs Headquarters, Refunding	5.250%	10/1/35	3,045,000	4,002,622
New York State Transportation Development Corp., Special Facilities Revenue:
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/33	1,750,000	1,760,955	(a)
LaGuardia Airport Terminal B Redevelopment Project, Series A	5.000%	7/1/41	9,250,000	9,706,857	(a)
LaGuardia Airport Terminal B Redevelopment Project, Series A	5.000%	7/1/46	250,000	261,143	(a)

See Notes to Financial Statements.

18	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Port Authority of New York & New Jersey Revenue:
Consolidated Series 166, Refunding	5.000%	1/15/41	$2,750,000	$2,809,262
Consolidated Series 194, Refunding	5.000%	10/15/41	6,400,000	7,426,112	(h)
Triborough Bridge & Tunnel Authority, NY, Revenue:
MTA Bridges & Tunnels, Series A	4.000%	11/15/54	1,250,000	1,408,025
MTA Bridges & Tunnels, Series A	5.000%	11/15/54	1,250,000	1,546,238
Total New York				67,753,759
North Carolina — 1.0%
Charlotte, NC, Airport Revenue, Charlotte Douglas International Airport, Series A, Refunding	5.000%	7/1/49	1,750,000	2,078,300
Charlotte, NC, Lease Revenue, COP, Convention Facility Project, Series A, Refunding	4.000%	6/1/49	750,000	844,695
North Carolina State Turnpike Authority, Triangle Expressway System Revenue, Senior Lien, Refunding	5.000%	1/1/30	300,000	336,342
North Carolina State Turnpike Authority, Monroe Expressway Toll Revenue:
Series A, Refunding, State Appropriations	5.000%	7/1/47	750,000	783,780
Series A, Refunding, State Appropriations	5.000%	7/1/51	1,500,000	1,563,420
Total North Carolina				5,606,537
Ohio — 3.3%
Buckeye, OH, Tobacco Settlement Financing Authority Revenue:
Senior Bonds, Series A-2, Refunding	4.000%	6/1/48	1,250,000	1,322,900
Senior Bonds, Series B-2, Refunding	5.000%	6/1/55	4,000,000	4,042,680
JobsOhio Beverage System, Senior Lien, Series A	5.000%	1/1/38	8,000,000	8,983,440	(f)
Ohio State Air Quality Development Authority Revenue, American Electric Company Project, Series B, Refunding	2.500%	10/1/29	1,500,000	1,514,595	(a)(b)(c)
Ohio State Water Development Authority, U.S. Steel Corp. Project, Refunding	6.600%	5/1/29	3,000,000	2,667,750
Total Ohio				18,531,365

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	19

Schedule of investments (cont’d)

May 31, 2020

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oklahoma — 0.1%
Oklahoma State Turnpike Authority Revenue, Second Series C	5.000%	1/1/47	$700,000	$824,474
Payne County, OK, EDA Revenue, Epworth Living at The Ranch, Series A	6.875%	11/1/46	332,734	832	*(i)
Total Oklahoma				825,306
Oregon — 0.6%
Oregon State Facilities Authority Revenue, Legacy Health Project, Series A, Refunding	5.000%	6/1/46	2,000,000	2,211,240
Port of Portland, OR, Airport Revenue, Portland International Airport, Series C	5.000%	7/1/24	1,000,000	1,136,920	(a)
Total Oregon				3,348,160
Pennsylvania — 4.2%
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue Bonds:
Series 2018	5.000%	6/1/32	250,000	302,045
Series 2018	5.000%	6/1/33	500,000	600,120
Cumberland County, PA, Municipal Authority, Diakon Lutheran Social Ministries Project, Refunding	5.000%	1/1/30	2,375,000	2,451,214
East Hempfield Township, PA, IDA Revenue, Student Services Inc. Student Housing Project - Millersville University	5.000%	7/1/47	550,000	551,309
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.150%	7/1/24	1,200,000	1,210,308	(a)(b)(c)
Pennsylvania State Higher EFA Revenue, Trustees of University of Pennsylvania, Series A	5.000%	2/15/48	1,250,000	1,515,662
Pennsylvania State Turnpike Commission Revenue:
Subordinated, Series B	5.250%	12/1/41	2,275,000	2,448,446	(f)
Subordinated, Series B	5.250%	12/1/41	3,725,000	3,997,335	(f)
Subordinated, Series B	5.000%	12/1/48	2,900,000	3,369,742
Philadelphia, PA, Authority for IDR, Lease Revenue, Refunding	5.000%	10/1/30	1,200,000	1,429,632
Philadelphia, PA, School District, GO, Series A, State Aid Withholding	5.000%	9/1/33	1,755,000	2,083,940
Philadelphia, PA, Water & Wastewater Revenue, Series A	5.000%	7/1/45	1,000,000	1,131,410

See Notes to Financial Statements.

20	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
State Public School Building Authority, PA, Lease Revenue:
Philadelphia School District Project, Series A, Refunding, AGM, State Aid Withholding	5.000%	6/1/31	$600,000	$717,672
Philadelphia School District Project, Series A, Refunding, AGM, State Aid Withholding	5.000%	6/1/33	1,780,000	2,108,712
Total Pennsylvania				23,917,547
Puerto Rico — 3.9%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A	5.250%	7/1/42	3,920,000	3,880,800
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/42	1,400,000	864,500	*(i)
Series A	5.050%	7/1/42	350,000	216,125	*(i)
Series XX	5.250%	7/1/40	2,875,000	1,782,500	*(i)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	960,000	758,256
CAB, Restructured, Series A-1	0.000%	7/1/51	6,100,000	1,157,170
Restructured, Series A-1	5.000%	7/1/58	5,385,000	5,402,555
Restructured, Series A-2	4.329%	7/1/40	5,000,000	4,812,500
Restructured, Series A-2A	4.550%	7/1/40	3,400,000	3,370,284
Total Puerto Rico				22,244,690
South Carolina — 0.4%
South Carolina State Ports Authority Revenue, Series 2018	5.000%	7/1/48	1,750,000	1,984,150	(a)
South Dakota — 0.1%
South Dakota State HEFA Revenue, Regional Health	5.000%	9/1/40	500,000	583,795
Tennessee — 1.8%
Knox County, TN, Health, Educational & Housing Facility Board Revenue, University Health System Inc., Series A	5.000%	9/1/40	1,200,000	1,349,112
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Revenue:
Subordinated, Green Bond, Series A	5.000%	7/1/42	500,000	607,995

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	21

Schedule of investments (cont’d)

May 31, 2020

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — continued
Subordinated, Series B, Refunding	5.000%	7/1/46	$1,000,000	$1,208,900
Tennessee State Energy Acquisition Corp., Natural Gas Revenue, Series 2018	4.000%	11/1/25	6,500,000	7,223,385	(b)(c)
Total Tennessee				10,389,392
Texas — 10.8%
Alamo, TX, Regional Mobility Authority, Vehicle Registration Fee Revenue, Senior Lien	5.000%	6/15/46	1,300,000	1,505,751
Arlington, TX, Special Tax Revenue, Senior Lien, Series A, AGM	5.000%	2/15/48	1,250,000	1,447,013
City of Austin, TX, Airport System Revenue, Series B	5.000%	11/15/37	2,050,000	2,419,861	(a)
Forney, TX, ISD, GO, School Building, Series 2019, PSF - GTD	5.000%	2/15/49	500,000	601,835
Grand Parkway Transportation Corp., TX, System Toll Revenue:
Convertible CAB, Step Bond, Series A, B and C, (0.000% until 10/1/23, 5.500%)	0.000%	10/1/36	4,000,000	4,556,920
First Tier Toll Revenue, Series C, Refunding	4.000%	10/1/45	5,000,000	5,724,500
Harris County, TX, Health Facilities Development Corp. Revenue, School Health Care System, Series B	5.750%	7/1/27	940,000	1,150,889	(e)
Houston, TX, Airport Systems Revenue, Series B-1	5.000%	7/15/30	5,500,000	5,499,560	(a)
Houston, TX, Combined Utility System Revenue, First Lien, Series D, Refunding	5.000%	11/15/44	1,000,000	1,149,700
Love Field, TX, Airport Modernization Corp., General Airport Revenue:
Series 2017	5.000%	11/1/33	120,000	135,866	(a)
Series 2017	5.000%	11/1/36	120,000	134,604	(a)
Love Field, TX, Airport Modernization Corp., Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	14,250,000	14,257,695
New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue, Collegiate Housing College Station, AGM	5.000%	4/1/46	750,000	806,768
North Texas Tollway Authority Revenue:
Series A, Refunding	5.000%	1/1/39	825,000	955,127
Series B, Refunding	5.000%	1/1/40	2,000,000	2,154,400
Series B, Refunding	5.000%	1/1/45	2,105,000	2,360,210
Prosper, TX, ISD, GO, School Building, PSF - GTD	5.000%	2/15/49	2,250,000	2,853,563

See Notes to Financial Statements.

22	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Buckner Senior Living Ventana Project, Series A	6.625%	11/15/37	$610,000	$611,824
Texas State Municipal Gas Acquisition & Supply Corp. III, Series 2012	5.000%	12/15/27	8,550,000	9,069,925
Texas State Private Activity Bond Surface Transportation Corp. Revenue, Senior Lien, Blueridge Transportation Group LLC	5.000%	12/31/45	1,600,000	1,624,832	(a)
Texas State Public Finance Authority Lease Revenue, Series A, Refunding	4.000%	2/1/39	1,500,000	1,792,575
Woodloch, TX, Health Facilities Development Corp., Senior Housing Revenue:
Inspired Living at Lewisville Project, Series A-1	6.750%	12/1/51	500,000	388,695	*(d)(i)
Subordinate, Inspired Living at Lewisville Project, Series B	10.000%	12/1/51	150,000	90,900	*
Total Texas				61,293,013
U.S. Virgin Islands — 0.5%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan, Senior Lien, Series A	5.000%	10/1/29	710,000	663,019
Subordinated, Matching Fund Loan, Cruzan Project, Series A	6.000%	10/1/39	1,475,000	1,290,743
Subordinated, Matching Fund Loan, Diageo Project, Series A	6.750%	10/1/37	1,200,000	1,050,108
Total U.S. Virgin Islands				3,003,870
Utah — 1.4%
Salt Lake City, UT, Airport Revenue, Salt Lake City International Airport, Series A	5.000%	7/1/43	5,250,000	5,997,705	(a)
Utah State Charter School Finance Authority, Charter School Revenue, Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/47	1,000,000	1,143,110
Utah State Infrastructure Agency Telecommunication Revenue, Series 2019	4.000%	10/15/42	1,200,000	1,045,056
Total Utah				8,185,871
Virginia — 2.0%
Arlington County IDA, VA, Hospital Revenue, Virginia Hospital Center, Refunding	5.000%	7/1/35	700,000	874,825

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	23

Schedule of investments (cont’d)

May 31, 2020

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Virginia — continued
Virginia State Port Authority, Port Facilities Revenue:
Series B, Refunding	5.000%	7/1/41	$1,100,000	$1,318,295	(a)
Series B, Refunding	5.000%	7/1/45	1,500,000	1,786,170	(a)
Virginia State Small Business Financing Authority Revenue:
Bon Secours Mercy Health, Series A, Refunding	4.000%	12/1/49	2,000,000	2,192,040
Senior Lien, Elizabeth River Crossing OpCo LLC Project	5.250%	1/1/32	3,000,000	3,108,540	(a)
Senior Lien, Elizabeth River Crossing OpCo LLC Project	5.500%	1/1/42	2,000,000	2,061,580	(a)
Total Virginia				11,341,450
Washington — 1.0%
Port of Seattle, WA, Intermediate Lien Revenue:
Series 2019	5.000%	5/1/43	1,500,000	1,699,395	(a)
Series 2019	4.000%	4/1/44	750,000	798,900	(a)
Series 2019	5.000%	4/1/44	1,500,000	1,731,405	(a)
Washington State Health Care Facilities Authority Revenue, Commonspirit Health, Series B, Refunding	5.000%	8/1/26	1,000,000	1,149,920	(b)(c)
Total Washington				5,379,620
West Virginia — 0.3%
West Virginia University Revenue, West Virginia Projects, Series B, Refunding	5.000%	10/1/29	1,250,000	1,585,863	(b)(c)
Wisconsin — 1.5%
Mount Pleasant, WI, Tax Increment Revenue, Series A	5.000%	4/1/48	2,500,000	3,022,950
Public Finance Authority, WI, Limited Obligation Pilot Revenue:
American Dream @ Meadowlands Project, Series 2017	5.000%	12/1/27	1,000,000	883,790	(d)
American Dream @ Meadowlands Project, Series 2017	7.000%	12/1/50	1,500,000	1,320,450	(d)
Public Finance Authority, WI, Revenue, Fellowship Senior Living Project, Series A, Refunding	5.000%	1/1/46	3,000,000	2,965,710
Total Wisconsin				8,192,900
Total Investments before Short-Term Investments (Cost — $750,150,004)				803,631,576

See Notes to Financial Statements.

24	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 0.4%
Municipal Bonds — 0.4%
Indiana — 0.1%
Indiana State Finance Authority Hospital Revenue, Parkview Health System Obligated Group, Series D, LOC - Wells Fargo Bank N.A.	0.060%	11/1/39	$400,000	$400,000	(j)(k)
New York — 0.3%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution Fiscal 2008, Series BB-5, SPA - Bank of America N.A.	0.060%	6/15/33	1,700,000	1,700,000	(j)(k)
Total Municipal Bonds (Cost — $2,100,000)				2,100,000
			Shares
Money Market Funds — 0.0%
Dreyfus Government Cash Management, Institutional Shares (Cost — $70,518)	0.095%		70,518	70,518
Total Short-Term Investments (Cost — $2,170,518)				2,170,518
Total Investments — 142.5% (Cost — $752,320,522)				805,802,094
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (4.9)%				(27,650,000)
Variable Rate Demand Preferred Stock, at Liquidation Value — (38.5)%				(217,575,000)
Other Assets in Excess of Liabilities — 0.9%				4,877,287
Total Net Assets Applicable to Common Shareholders — 100.0%				$565,454,381

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	25

Schedule of investments (cont’d)

May 31, 2020

Western Asset Managed Municipals Fund Inc.

*	Non-income producing security.

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Maturity date shown represents the mandatory tender date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Bonds are generally escrowed to maturity by government securities and/or U.S. government agency securities.

(f)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(g)	Securities traded on a when-issued or delayed delivery basis.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts. (i) The coupon payment on these securities is currently in default as of May 31, 2020.

(j)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(k)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

26	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Western Asset Managed Municipals Fund Inc.

Abbreviation(s) used in this schedule:

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

BAM	— Build America Mutual — Insured Bonds

CAB	— Capital Appreciation Bonds

CDA	— Communities Development Authority

COP	— Certificates of Participation

CSCE	— Charter School Credit Enhancement

CWA	— Clean Water Act

DFA	— Development Finance Agency

EDA	— Economic Development Authority

EFA	— Educational Facilities Authority

GO	— General Obligation

GTD	— Guaranteed

HEFA	— Health & Educational Facilities Authority

IDA	— Industrial Development Authority

IDR	— Industrial Development Revenue

ISD	— Independent School District

LOC	— Letter of Credit

MFA	— Municipal Finance Authority

MTA	— Metropolitan Transportation Authority

NATL	— National Public Finance Guarantee Corporation — Insured Bonds

PCFA	— Pollution Control Financing Authority

PEA	— Public Energy Authority

PFA	— Public Facilities Authority

PSF	— Permanent School Fund

SD	— School District

SIFMA	— Securities Industry and Financial Markets Association

SPA	— Standby Bond Purchase Agreement — Insured Bonds

TFA	— Transitional Finance Authority

USD	— Unified School District

At May 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	11	9/20	$2,409,130	$2,398,344	$10,786

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	27

Statement of assets and liabilities

May 31, 2020

Assets:
Investments, at value (Cost — $752,320,522)	$805,802,094
Interest receivable	9,979,626
Prepaid expenses	44,723
Total Assets	815,826,443

Liabilities:
Variable Rate Demand Preferred Stock ($25,000 liquidation value per share; 8,703 shares issued and outstanding) (net of deferred offering costs of $1,369,886) (Note 5)	216,205,114
Payable for securities purchased	4,070,105
Distributions payable to Common Shareholders	1,951,553
Investment management fee payable	371,984
Payable to broker — net variation margin on open futures contracts	27,844
Directors’ fees payable	10,401
Distributions payable to Auction Rate Cumulative Preferred Stockholders	924
Accrued expenses	84,137
Total Liabilities	222,722,062
Series M, T, W, Th and F Auction Rate Cumulative Preferred Stock (1,106 shares authorized and issued at $25,000 per share) (Note 6)	27,650,000
Total Net Assets Applicable to Common Shareholders	$565,454,381

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 43,367,851 shares issued and outstanding; 500,000,000 common shares authorized)	$43,368
Paid-in capital in excess of par value	526,861,665
Total distributable earnings (loss)	38,549,348
Total Net Assets Applicable to Common Shareholders	$565,454,381

Common Shares Outstanding	43,367,851

Net Asset Value Per Common Share	$13.04

See Notes to Financial Statements.

28	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Statement of operations

For the Year Ended May 31, 2020

Investment Income:
Interest	$32,621,230

Expenses:
Investment management fee (Note 2)	4,603,386
Distributions to Variable Rate Demand Preferred Stockholders (Notes 1 and 5)	3,180,037
Liquidity fees (Note 5)	1,689,701
Remarketing fees (Note 5)	221,203
Directors’ fees	181,650
Legal fees	107,391
Transfer agent fees	70,082
Fund accounting fees	68,340
Amortization of Variable Rate Demand Preferred Stock offering costs (Note 5)	55,442
Audit and tax fees	53,676
Auction agent fees	44,001
Rating agency fees	41,248
Shareholder reports	27,168
Stock exchange listing fees	22,219
Auction participation fees (Note 6)	14,091
Custody fees	9,145
Insurance	8,485
Interest expense	1,447
Miscellaneous expenses	16,376
Total Expenses	10,415,088
Less: Fee waivers and/or expense reimbursements (Note 2)	(18,523)
Net Expenses	10,396,565
Net Investment Income	22,224,665

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	299,225
Futures contracts	(6,571,547)
Net Realized Loss	(6,272,322)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(20,695,204)
Futures contracts	349,949
Change in Net Unrealized Appreciation (Depreciation)	(20,345,255)
Net Loss on Investments and Futures Contracts	(26,617,577)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 6)	(639,895)
Decrease in Net Assets Applicable to Common Shareholders From Operations	$(5,032,807)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	29

Statements of changes in net assets

For the Years Ended May 31,	2020	2019

Operations:
Net investment income	$22,224,665	$27,320,323
Net realized gain (loss)	(6,272,322)	296,906
Change in net unrealized appreciation (depreciation)	(20,345,255)	12,805,905
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(639,895)	(765,062)
Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	(5,032,807)	39,658,072

Distributions to Common Shareholders From (Note 1):
Total distributable earnings	(25,820,170)	(30,131,833)
Decrease in Net Assets From Distributions to Common Shareholders	(25,820,170)	(30,131,833)

Fund Share Transactions:
Reinvestment of distributions (62,595 and 16,522 shares issued, respectively)	867,329	219,081
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares (Note 6)	60,000	603,750
Increase in Net Assets From Fund Share Transactions	927,329	822,831
Increase (Decrease) in Net Assets Applicable to Common Shareholders	(29,925,648)	10,349,070

Net Assets Applicable to Common Shareholders:
Beginning of year	595,380,029	585,030,959
End of year	$565,454,381	$595,380,029

See Notes to Financial Statements.

30	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Statement of cash flows

For the Year Ended May 31, 2020

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets applicable to common shareholders resulting from operations	$(4,392,912)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(262,416,910)
Sales of portfolio securities	273,623,155
Net purchases, sales and maturities of short-term investments	(593,236)
Net amortization of premium (accretion of discount)	3,201,405
Decrease in interest receivable	168,678
Decrease in prepaid expenses	34,559
Decrease in payable for securities purchased	(3,437,364)
Amortization of preferred stock offering costs	55,441
Decrease in investment management fee payable	(19,556)
Decrease in Directors’ fees payable	(5,031)
Increase in accrued expenses	13,385
Decrease in payable to broker — net variation margin on open futures contracts	(131,281)
Net realized gain on investments	(299,225)
Change in net unrealized appreciation (depreciation) of investments	20,695,204
Net Cash Provided by Operating Activities*	26,496,312

Cash Flows From Financing Activities:
Distributions paid on common stock	(25,512,993)
Distributions paid on Auction Rate Cumulative Preferred Stock	(643,319)
Repurchase of Auction Rate Cumulative Preferred Stock	(340,000)
Net Cash Used in Financing Activities	(26,496,312)
Cash and restricted cash at beginning of year	—
Cash and restricted cash at end of year	—

*	Included in operating expenses is cash of $1,447 paid for interest on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

May 31, 2020
Cash	—
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	—

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$867,329

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	31

Financial highlights

For a common share of capital stock outstanding throughout each year ended May 31:
	2020[1]	2019[1]	2018[1]	2017[1]	2016[1]

Net asset value, beginning of year	$13.75	$13.51	$13.99	$14.60	$14.40

Income (loss) from operations:
Net investment income	0.51	0.63	0.66	0.71	0.74
Net realized and unrealized gain (loss)	(0.61)	0.32	(0.37)	(0.54)	0.24
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.01)	(0.02)	(0.01)	(0.01)	(0.00) [2]
Total income (loss) from operations	(0.11)	0.93	0.28	0.16	0.98

Less distributions to common shareholders from:
Net investment income	(0.60)	(0.70)	(0.76)	(0.77)	(0.78)
Total distributions to common shareholders	(0.60)	(0.70)	(0.76)	(0.77)	(0.78)

Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	0.00 [2]	0.01	—	—	0.00 [2]

Net asset value, end of year	$13.04	$13.75	$13.51	$13.99	$14.60

Market price, end of year	$12.03	$13.73	$12.71	$13.84	$14.82
Total return, based on NAV[3,4]	(0.89)%[5]	7.23%[6]	2.01%	1.16%	7.05%
Total return, based on Market Price[7]	(8.35)%	14.03%	(2.89)%	(1.31)%	12.19%

Net assets applicable to common shareholders, end of year (millions)	$565	$595	$585	$604	$627

Ratios to average net assets:[8]
Gross expenses	1.76%	1.85%	1.68%	1.48%	1.28%
Net expenses	1.76 [9]	1.85	1.68	1.48	1.28
Net investment income	3.76	4.74	4.80	5.04	5.13

Portfolio turnover rate	32%	21%	19%	12%	5%

See Notes to Financial Statements.

32	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

For a common share of capital stock outstanding throughout each year ended May 31:
	2020[1]	2019[1]	2018[1]	2017[1]	2016[1]

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	$27,650	$28,050	$32,075	$32,075	$32,075
Variable Rate Demand Preferred Stock at Liquidation Value, End of Year (000s)	$217,575	$217,575	$217,575	$217,575	$217,575
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[10]	331%	342%	334%	342%	351%
Asset Coverage, per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[10]	$82,646	$85,598	$83,585	$85,485	$87,813

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[5]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 85% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been the same.

[6]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 85% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 7.15%.

[7]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[8]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Represents value of net assets plus the liquidation value of the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, at the end of the period divided by the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, outstanding at the end of the period.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income exempt from federal income tax as is consistent with preservation of principal. On October 31, 2019 and April 1, 2020, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

34	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	35

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$803,631,576	—	$803,631,576
Short-Term Investments†:
Municipal Bonds	—	2,100,000	—	2,100,000
Money Market Funds	$70,518	—	—	70,518
Total Short-Term Investments	70,518	2,100,000	—	2,170,518
Total Investments	$70,518	$805,731,576	—	$805,802,094
Other Financial Instruments:
Futures Contracts	$10,786	—	—	$10,786
Total	$81,304	$805,731,576	—	$805,812,880

†	See Schedule of Investments for additional detailed categorizations.

(b) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities including the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Variable Rate Demand Preferred Stock (“VRDPS”), net of deferred offering costs, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock (“ARCPS”).

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

36	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	37

Notes to financial statements (cont’d)

derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the common shareholders of the Fund. Distributions to common shareholders of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions to holders of ARCPS are accrued daily and paid on a weekly basis and are determined as described in Note 6. Distributions to holders of VRDPS are accrued on a daily

38	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

basis and paid monthly as described in Note 5 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s VRDPS are treated as dividends or distributions.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$55,442	$(55,442)

(a)	Reclassifications are due to non-deductible offering costs.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating the investment management fee, the aggregate liquidation value of the Preferred Stock is not deducted in determining the Fund’s average daily net assets.

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Notes to financial statements (cont’d)

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

During the year ended May 31, 2020, fees waived and/or expenses reimbursed amounted to $18,523.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Directors and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended May 31, 2020, such purchase and sale transactions (excluding accrued interest) were $74,600,000 and $94,260,000, respectively.

3. Investments

During the year ended May 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$262,416,910
Sales	273,623,155

At May 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$751,263,009	$63,619,884	$(9,080,799)	$54,539,085
Futures contracts	—	10,786	—	10,786

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2020.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$10,786

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

40	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(6,571,547)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$349,949

During the year ended May 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$8,729,438

5. Variable rate demand preferred stock

On March 4, 2015, the Fund completed a private offering of 8,703 shares of Series 1 VRDPS. Net proceeds from the offering were used by the Fund to repurchase outstanding shares of Series M, Series T, Series W, Series TH and Series F ARCPS that had been accepted for payment pursuant to the tender offer (see Note 6). Offering costs incurred by the Fund in connection with the VRDPS issuance are being amortized to expense over the life of the VRDPS.

The table below summarizes the key terms of Series 1 of the VRDPS at May 31, 2020.

Series	Mandatory Redemption Date	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value
Series 1	3/4/2045	8,703	$25,000	$217,575,000

The VRDPS shares are not listed on any securities exchange or automated quotation system. For financial reporting purposes, the VRDPS shares are considered debt of the Fund; therefore, the liquidation value, which approximates fair value of the VRDPS shares, is recorded as a liability on the Statement of Assets and Liabilities.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	41

Notes to financial statements (cont’d)

Holders of VRDPS have the right to tender their VRDPS shares for remarketing at a price equal to the liquidation preference amount plus all accumulated but unpaid dividends and at a date which is no earlier than the seventh day following delivery of the notice to the tender and paying agent. The VRDPS shares include a liquidity feature that allows VRDPS holders to have their shares purchased by the liquidity provider with whom the Fund has contracted in the event of a failed remarketing where purchase orders are not sufficient in number to be matched with the sale orders. The Fund is required to redeem the VRDPS shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays a monthly remarketing fee at the annual rate of 0.05% of the liquidation value of each VRDPS share outstanding on the first calendar day of the preceding calendar month. These fees are shown as remarketing fees on the Statement of Operations. Prior to June 25, 2020, the Fund paid a monthly remarketing fee at an annual rate of 0.10% of the liquidation value of each VRDPS share outstanding on the first calendar day of the preceding calendar month.

Holders of VRDPS are entitled to receive monthly cumulative cash dividends, payable on the first business day of each calendar month, at a variable rate set weekly by the remarketing agent. The dividend rate is generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate will reset to the maximum rate. The maximum rate is determined, in part, based upon the long-term rating assigned to the VRDPS. In the event the Fund fails to make a scheduled dividend payment, all outstanding shares of the VRDPS are subject to mandatory tender.

Subject to certain conditions, the VRDPS shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per share is equal to the liquidation value per share plus any accumulated but unpaid dividends. The Fund is required to redeem its VRDPS on the mandatory redemption date, March 4, 2045. In addition, the Fund is required to redeem certain of the VRDPS shares if the Fund fails to maintain certain asset coverage and rating agency guidelines.

The Fund is a party to a fee agreement with the liquidity provider that requires monthly payment of an annual liquidity fee. These fees are shown as liquidity fees on the Statement of Operations. The fee agreement between the Fund and the liquidity provider is scheduled to terminate on June 24, 2021. Prior to June 25, 2020, the Fund was a party to a fee agreement with a former liquidity provider (the “former liquidity agreement”) that was subject to a June 30, 2020 scheduled termination. The terms of the current fee agreement are substantially the same as the terms of the former liquidity agreement. The Fund has the right, which is exercisable 120 to 90 days prior to the scheduled termination date, to request that the liquidity provider extend the term of the agreement for an additional period. The Fund may also terminate the agreement early. In the event the fee agreement is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement

42	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

with an alternate liquidity provider, the VRDPS will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Fund is required to redeem any VRDPS purchased by the liquidity provider six months after the purchase date.

The VRDPS ranks senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the VRDPS, due on or prior to the date of the common stock dividend or distribution, and meets the VRDPS asset coverage and rating agency requirements.

The holders of the VRDPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of VRDPS or the holders of common stock. Pursuant to the 1940 Act, holders of the VRDPS have the right to elect two Directors of the Fund, voting separately as a class.

The annualized dividend rate for the VRDPS shares for the year ended May 31, 2020 was 1.462%. VRDPS shares issued and outstanding remained constant during the year ended May 31, 2020.

6. Auction rate cumulative preferred stock

As of May 31, 2020, the Fund had 48 shares outstanding of Series M, 283 shares outstanding of Series T, 276 shares outstanding of Series W, 438 shares outstanding of Series Th and 61 shares outstanding of Series F, each of Auction Rate Cumulative Preferred Stock (“ARCPS”).

On January 22, 2015, the Fund announced that it had commenced an issuer tender offer for up to 100% of its outstanding ARCPS at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends accrued through February 27, 2015, the expiration date of the tender offer.

The Fund’s tender offers were conditioned upon the Fund closing on the private offering of VRDPS with an aggregate liquidation preference at least equal to the aggregate liquidation preference of ARCPS accepted for tender.

On March 4, 2015, the Fund announced the final results for its issuer tender offer and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 1,871 Series M ARCPS, 1,717 Series T ARCPS, 1,710 Series W ARCPS, 1,466 Series Th ARCPS and 1,939 Series F ARCPS, which represented 93.55% of outstanding Series M ARCPS, 85.85% of outstanding Series T ARCPS, 85.50% of outstanding Series W ARCPS, 73.30% of outstanding Series Th ARCPS, and 96.95% of outstanding Series F ARCPS. In aggregate, the Fund accepted for payment 8,703 ARCPS, which represented 87.03% of the outstanding ARCPS. The ARCPS that were not tendered will remain outstanding. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	43

Notes to financial statements (cont’d)

In September 2015, the Fund repurchased 14 Series W ARCPS in a private transaction at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in the assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

On November 27, 2018, the Fund repurchased 80 Series M and 80 Series Th ARCPS in a private transaction at a price equal to 85% of the liquidation preference of $25,000 per share (or $21,250 per share), plus any unpaid dividends. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in the assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

On January 23, 2019, the Fund repurchased 1 Series M ARCPS in a private transaction at a price equal to 85% of the liquidation preference of $25,000 per share (or $21,250 per share), plus any unpaid dividends. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in the assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

On November 20, 2019, the Fund repurchased 16 Series Th ARCPS in a private transaction at a price equal to 85% of the liquidation preference of $25,000 per share (or $21,250 per share), plus any unpaid dividends. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in the assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of ARCPS for tax purposes, the Fund will likely have to pay higher dividends to holders of ARCPS to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting February 14, 2008, the Fund paid the applicable maximum rate, which was calculated as 110% of the prevailing 30-days “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies.

44	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

The dividend rates ranged from 0.298% to 8.595% during the year ended May 31, 2020. At May 31, 2020, the dividend rates in effect were as follows:

	Series M	Series T	Series W	Series Th	Series F
Dividend Rate	0.315%	0.298%	0.298%	0.298%	0.315%

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

The holders of the ARCPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. Pursuant to the 1940 Act, holders of the preferred stock have the right to elect two Directors of the Fund, voting separately as a class.

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, acts as the broker/dealer in connection with the auction of ARCPS. For all periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction rate, however, on August 3, 2009, CGM reduced the participation fees to annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the year ended May 31, 2020, CGM earned $44,001 as the participating broker/dealer.

7. Distributions to common shareholders subsequent to May 31, 2020

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/21/2020	6/1/2020	$0.0450
6/23/2020	7/1/2020	$0.0450
7/24/2020	8/3/2020	$0.0450
8/24/2020	9/1/2020	$0.0450

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	45

Notes to financial statements (cont’d)

asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended May 31, 2020, the Fund did not repurchase any shares.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2020	2019
Distributions paid from:
Tax-exempt income	$25,819,709	$30,130,992
Tax exempt income:
Auction rate cumulative preferred stockholders	639,881	765,038
Variable rate demand preferred stockholders	3,179,969	3,630,048
Total tax exempt distributions	$29,639,559	$34,526,078
Taxable income:
Common shareholders	461	841
Auction rate cumulative preferred stockholders	14	24
Variable rate demand preferred stockholders	68	116
Total taxable distributions	$543	$981
Total distributions paid	$29,640,102	$34,527,059

As of May 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(15,743,823)
Other book/tax temporary differences(a)	(256,700)
Unrealized appreciation (depreciation)(b)	54,549,871
Total distributable earnings (loss) — net	$38,549,348

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the difference between cash and accrual basis distributions paid, the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax accretion methods for discount on fixed income securities.

10. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the

46	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts that have been presented to the shareholders of the Fund for their approval.

*  *  *

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

On May 21, 2020, the Fund announced that, effective as of the date of the announcement, it may enter into tender option bond (“TOB”) transactions and may invest in inverse floating rate instruments issued in TOB transactions. In a TOB transaction, the Fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a TOB trust. The TOB trust generally issues floating rate notes to third parties and residual interest TOBs to the Fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the Fund and may be invested in additional securities.

The residual interest TOBs are inverse floating rate debt instruments (“inverse floaters”), as the return on those bonds is inversely related to changes in a specified interest rate.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	47

Notes to financial statements (cont’d)

Distributions on any inverse floaters paid to the Fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB trust may be senior to the inverse floaters held by the Fund. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

The Fund may enter into TOB transactions on either a non-recourse or recourse basis. If the Fund invests in a TOB trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB trust. The Fund will look through to the underlying securities held by a TOB trust for purposes of calculating compliance with the Fund’s investment policies. TOB transactions create leverage to the extent the Fund invests the net proceeds of the floating rate notes in additional securities. The Fund currently intends to segregate or earmark liquid assets or otherwise cover its obligations with respect to its investments in TOB trusts. TOB transactions expose the Fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal.

48	Western Asset Managed Municipals Fund Inc. 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Western Asset Managed Municipals Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Managed Municipals Fund Inc. (the “Fund”) as of May 31, 2020, the related statements of operations and cash flows for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the three years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 22, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Managed Municipals Fund Inc. 2020 Annual Report	49

Board approval of new management and new subadvisory agreements (unaudited)

Background

On March 9, 2020, during a telephonic meeting of the Boards of Directors (each, a “Board” and each Board member, a “Director” or a “Board Member”) of the closed-end funds under the Board’s purview (each, a “Fund” and together, the “Funds”), Board Members discussed with management of Legg Mason, Inc. (“Legg Mason”) and certain representatives of Franklin Resources, Inc. and its subsidiaries (together, “Franklin Templeton”) the acquisition of Legg Mason by Franklin Templeton (the “Transaction”) and Franklin Templeton’s plans and intentions regarding the Funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by Legg Mason’s separate investment advisory subsidiaries and the combination of Legg Mason’s and Franklin Templeton’s distribution resources. The Board of each Fund was advised that the Transaction, if completed, would constitute a change of control under the Investment Company Act of 1940, as amended (the “1940 Act”), that would result in the termination of the current management agreement between each Fund and Legg Mason Partners Fund Advisor, LLC (the “Manager”) (the “Current Management Agreements”) and the current subadvisory agreements with each Fund’s subadviser or subadvisers (each, a “Subadviser” and together, the “Subadvisers”) (the “Current Subadvisory Agreements”).

At meetings held on April 1, 2020 the Board of each Fund, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the new management agreement between each Fund and the Manager (each, a “New Management Agreement”) and each new subadvisory agreement between each Fund’s Manager and its Subadviser or Subadvisers relating to the Fund (each, a “New Subadvisory Agreement”).1 (The New Management Agreement for a Fund and the New Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “New Agreements,” the Current Management Agreement for a Fund and the Current Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “Current Agreements,” and the Manager and the Subadviser or Subadvisers for a Fund are referred to, collectively, as the “Advisers.”)

At these meetings, which included meetings of the full Board of each Fund and separate meetings of the Independent Board Members, the Board considered, among other things, whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Funds and their shareholders. To assist the Board of each Fund in its consideration of the New

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 13, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Board Members participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Board Members, including a majority of the Independent Board Members, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

50	Western Asset Managed Municipals Fund Inc.

Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, Legg Mason provided materials and information about Legg Mason, including performance and expense comparison data and profitability information by Fund and with respect to the Legg Mason fund complex as a whole, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before and during the April 1, 2020 meetings, the Board of each Fund sought certain information as it deemed necessary and appropriate. In connection with their consideration of the New Agreements, the Independent Board Members worked with their independent legal counsel to prepare requests for additional information that were submitted to Franklin Templeton and Legg Mason. The requests for information of the Board of each Fund sought information relevant to the Board’s consideration of the New Agreements and other anticipated impacts of the Transaction on the Funds and their shareholders. Franklin Templeton and Legg Mason provided documents and information in response to these requests for information. Following their review of this information, the Independent Board Members requested additional information from Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to these requests, which the Board of each Fund reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of each of these meetings and addressed various questions raised by the Board of each Fund.

At the April 1, 2020 meeting of the Board of each Fund, representatives of Legg Mason and Franklin Templeton made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Agreements.

Board Approval of New Management Agreements and New Subadvisory Agreements

Each Fund’s Board’s evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held on November 14, 2019 and at other Board meetings throughout the prior year.

Among other things, the Board Members considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

Western Asset Managed Municipals Fund Inc.	51

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

(ii)	that Franklin Templeton has informed the Board of each Fund that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason have informed the Board of each Fund that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason have informed the Board of each Fund regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)	that there are not expected to be any changes to any Fund’s custodian or other service providers as a result of the Transaction;

(vi)

that Franklin Templeton has informed the Board of each Fund that it has no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the applicable Fund’s Board before making any changes;

(vii)

that Franklin Templeton does not expect to propose any changes to the investment objective(s) of any Fund or any changes to the principal investment strategies of any Fund as a result of the Transaction;

(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix)	that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x)	the fact that each Fund’s contractual management fee rates will remain the same and will not increase by virtue of the New Agreements;

(xi)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

52	Western Asset Managed Municipals Fund Inc.

(xii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board of each Fund approve the New Agreements;

(xiii)

that the Current Agreements, except in the case of newer Funds, are the product of multiple years of review and negotiation and information received and considered by the applicable Fund’s Board in the exercise of their business judgment during those years, and that within the past six-months the Board of each Fund had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Board Members’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to each Fund, and that the management and subadvisory fees paid by or in respect of the Fund, taking into account any applicable agreed-upon fee reductions, represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Board Members considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xiv)	that the Current Agreements were considered and approved as recently as November 2019, except in the case of one Fund, which is currently in the initial term of its agreement;

(xv)

that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xvi)

that under the a definitive agreement between Legg Mason and Franklin Templeton (the “Transaction Agreement”), Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board of any Fund shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Western Asset Managed Municipals Fund Inc.	53

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval or continuation of each Current Agreement, and in connection with their review of each New Agreement, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis with respect to their consideration of the Current Agreements and the New Agreements, and their determinations were made separately in respect of each Fund.

The information provided and presentations made to the Board of each Fund encompassed each Fund and all other Funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions rendered by the Manager for each Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadviser(s) pursuant to the New Subadvisory Agreement(s) for the Fund. The Independent Board Members of each Fund considered the New Management Agreement and the New Subadvisory Agreement(s) separately in the course of their review. In doing so, they considered the respective roles and compensation of the Manager and the Subadviser(s) in providing services to the Fund.

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members of each Fund received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Board Members of each Fund, including Western Asset Managed Municipals Fund Inc. (the “Western Asset Fund”), reviewed the proposed approval of the New Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadviser(s) for the Fund were present.

Nature, Extent and Quality of the Services under the New Agreements

The Board of each Fund received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser(s) under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Board Members considered,

54	Western Asset Managed Municipals Fund Inc.

among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Board of each Fund that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. In this regard, the Board of each Fund took into account that Franklin Templeton and Legg Mason have informed the Board regarding Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing. The Board of each Fund has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. Each Fund’s Board’s evaluation of the services provided by the Manager and the Subadviser(s) took into account the Board Members’ knowledge gained as Board Members of other Funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser(s), and the quality of the Manager’s administrative and other services. The Board of each Fund observed that the scope of services provided by the Manager and the Subadviser(s), and the undertakings required of the Manager and Subadviser(s) in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board of each Fund has received and reviewed on a regular basis information from the Manager and the Subadviser(s) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in its evaluation of the New Agreements. The Board of each Fund also considered the risks associated with the Fund borne by the Advisers and their affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadviser(s).

The Board of each Fund considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition (pre- and post-closing).

The Board of each Fund also reviewed the qualifications, backgrounds and responsibilities of the senior personnel of the Manager and the Subadviser(s) and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board of each Fund noted in particular that following the Transaction, Franklin Templeton is expected to have resources that will provide it with substantial capacity to

Western Asset Managed Municipals Fund Inc.	55

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

invest across the business. The Board of each Fund also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources.

The Board also considered the benefits to each Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In addition, the Board also considered Franklin Templeton’s significant experience in dealing with issues unique to the management of closed-end funds.

The Board of each Fund also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund.

The Board of each Fund received performance information for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board of each Fund was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board of each Fund has found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. It was also noted that the Board of each Fund has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board of each Fund considered the Fund’s performance in light of overall financial market conditions. Where a Fund’s performance was below the median during one or more specified periods, the Fund’s Board noted the explanations from the Advisers concerning the Fund’s relative performance versus the peer group for the various periods

Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members of each Fund determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Advisers to provide those services, and the Board of each Fund, including the Western Asset Fund, concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements for the Fund were sufficient for approval.

56	Western Asset Managed Municipals Fund Inc.

Management Fees and Expense Ratios

The Board of each Fund considered that it had reviewed the Fund’s management fee and total expense ratio at the November 2019 contract renewal meeting. The Board of each Fund considered that the New Management Agreement does not change any Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect. The Board of each Fund noted that by their terms none of the current expense waiver and reimbursement arrangements would expire before December 2020 and that Franklin Templeton had indicated that it would consult with the applicable Fund’s Board before making any changes to the Fund’s current expense waiver and reimbursement arrangements.

The Board of each Fund reviewed and considered the contractual management fee and the actual management fees paid by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services to be provided by the Manager and the Subadviser(s). The Board of each Fund also noted that the compensation paid to the Subadviser(s) is the responsibility and expense of the Manager, or in some cases another Subadviser, and not the Fund. In addition, the Board of each Fund received and considered information provided by Broadridge comparing the contractual management fee and the actual management fee for the Fund, as well as the total actual expenses for the Fund, with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that, while the Board of each Fund has found the Broadridge data generally useful, it recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board of each Fund also considered the overall management fee, the fees of each Subadviser and the portion of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board of each Fund also received an analysis of Legg Mason complex-wide management fees for Funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board of each Fund reviewed information regarding fees charged by the Manager and/or the Subadviser(s) to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Manager reviewed with the Board of each Fund the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board of each Fund considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

Western Asset Managed Municipals Fund Inc.	57

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

In evaluating the costs of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members determined that the Transaction would not increase the total fees payable by any Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Board of each Fund, including the Western Asset Fund, determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and Economies of Scale

The Board of each Fund received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board of each Fund also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board of each Fund received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by each Fund’s Board not to be excessive in light of the nature, extent and quality of the services provided to the Fund, including the Western Asset Fund.

The Board of each Fund received and considered information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Current Agreements, the Board Members have noted that advisory or management fee reductions had been implemented for certain Funds, as well as expense limitations, and that after taking those reductions and expense limitations into account, the Board Members had determined that the total fees for management services, and administrative services for the applicable Funds, were reasonable in light of the services provided to the Funds, including the Western Asset Fund, and that any economies of scale were being shared appropriately.

The Board Members noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, primarily at the holding company distribution level, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. The Board of each Fund took into account that cost synergies were not the primary driver of the Transaction. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Funds, nor to quantify at this time any possible future economies of scale. The Board Members noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

58	Western Asset Managed Municipals Fund Inc.

Other Benefits to the Advisers

The Board of each Fund considered other benefits received by the Manager, the Subadviser(s) and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Funds and the ongoing commitment of the Manager and the Subadviser(s) to the Funds, the Board of each Fund considered that the ancillary benefits that the Manager, the Subadviser(s) and their affiliates received as a result of their relationship with the Fund, including the Western Asset Fund, were reasonable. In evaluating the fall-out benefits to be received by the Advisers under the New Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements.

The Board of each Fund considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Funds. The Board of each Fund considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board Members, including the Independent Board Members, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable to each Fund and that entering into the New Agreements for each Fund, including the Western Asset Fund, was in the best interests of the Fund’s shareholders, and they voted to approve the New Agreements for each Fund and to recommend that the Fund’s shareholders approve the New Agreements.

Western Asset Managed Municipals Fund Inc.	59

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Managed Municipals Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†

Robert D. Agdern

Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	None

Carol L. Colman

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	None

60	Western Asset Managed Municipals Fund Inc.

Independent Directors† (cont’d)

Daniel P. Cronin

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during the past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	None

Paolo M. Cucchi

Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, and Pricing and Valuation Committees, and Chair of Compensation Committee, Class I
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during the past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	None

William R. Hutchinson

Year of birth	1942
Position(s) held with Fund[1]	Lead Independent Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class III
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during the past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	Director (since 1994) and formerly, Non-Executive Chairman of the Board (December 2009 to April 2020), Associated Banc Corp. (banking)

Western Asset Managed Municipals Fund Inc.	61

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

Eileen A. Kamerick

Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during the past five years	National Association of Corporate Directors Board Leadership Fellow (since 2016) and financial expert; Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Nisha Kumar

Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class II
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (since 2011); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009), Member of the Council of Foreign Relations
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	Director of the India Fund, Inc. (since 2016); formerly, Director of Aberdeen Income Credit Strategies Fund (2017 to 2018); Director of The Asia Tigers Fund, Inc. (2016 to 2018)

62	Western Asset Managed Municipals Fund Inc.

Interested Director and Officer

Jane Trust, CFA[2]

Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	148
Other board memberships held by Director during the past five years	None

Additional Officers

Fred Jensen*

Legg Mason

620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years	Managing Director of Legg Mason & Co. (since 2006); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (since 2006); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003).

Jenna Bailey

Legg Mason

100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset Managed Municipals Fund Inc.	63

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Robert I. Frenkel

Legg Mason

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia

Legg Mason

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci**

Legg Mason

620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Managing Director (since 2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.; formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

64	Western Asset Managed Municipals Fund Inc.

Additional Officers (cont’d)

Jeanne M. Kelly

Legg Mason

620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective April 17, 2020, Mr. Jensen became Chief Compliance Officer.

**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2021, year 2022 and year 2020, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

Western Asset Managed Municipals Fund Inc.	65

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

66	Western Asset Managed Municipals Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Managed Municipals Fund Inc.	67

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

68	Western Asset Managed Municipals Fund Inc.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Managed Municipals Fund Inc.	69

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2020:

Record date:	Monthly	4/23/2020
Payable date:	June 2019 through March 2020	5/1/2020
Tax-exempt income	100.00%	99.98%
Taxable income*	—	0.02%

All of the distributions paid to holders of Variable Rate Demand Preferred Stock and holders of Auction Rate Cumulative Preferred Stock consist of tax-exempt income, except for the distributions listed below, which the Fund designates as taxable ordinary income:

	Record Date	Payable Date	Ex-Dividend Date	Taxable Ordinary Income
Auction Rate Cumulative Preferred Stock:
Series M	5/11/2020	5/12/2020	5/5/2020	$0.0122	*
Series T	5/12/2020	5/13/2020	5/6/2020	$0.0124	*
Series W	5/13/2020	5/14/2020	5/7/2020	$0.0121	*
Series TH	5/14/2020	5/15/2020	5/8/2020	$0.0127	*
Series F	5/15/2020	5/18/2020	5/11/2020	$0.0124	*
Variable rate demand preferred stock	Daily	Daily	5/01/2020	$0.0078	*

*	All of the taxable ordinary income distributions paid by the Fund represent Interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

70	Western Asset Managed Municipals Fund Inc.

Western Asset

Managed Municipals Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci*

Treasurer and Principal Financial Officer

Fred Jensen**

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

**	Effective April 17, 2020, Mr. Jensen became Chief Compliance Officer.

Western Asset Managed Municipals Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

MMU

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Managed Municipals Fund Inc.

Western Asset Managed Municipals Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed Municipals Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX010003 7/20 SR20-3931

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending May 31, 2019 and May 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $63,297 in May 31, 2019 and $47,712 in May 31, 2020.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $3,000 in May 31, 2019 and $0 in May 31, 2020.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Managed Municipals Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2019 and $0 in May 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Managed Municipals Fund Inc. were $0 in May 31, 2019 and $0 in May 31, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Managed Municipals Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Managed Municipals Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2019 and May 31, 2020; Tax Fees were 100% and 100% for May 31, 2019 and May 31, 2020; and Other Fees were 100% and 100% for May 31, 2019 and May 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Managed Municipals Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Managed Municipals Fund Inc. during the reporting period were $678,000 in May 31, 2019 and $457,301 in May 31, 2020.

(h) Yes. Western Asset Managed Municipals Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Managed Municipals Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

A copy of Western Asset’s policies and procedures.

Copies of proxy statements received regarding client securities.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

Western Asset votes for proposals relating to the authorization of additional common stock;

Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

Western Asset votes for proposals authorizing share repurchase programs;

Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”) Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long- term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.	WAMJ votes for proposals relating to the authorization of additional common stock.

b.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.	WAMJ votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

c.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b.	Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b.	Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed  at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by shareholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers

Part 1 - Board  Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

•

Matters relating to the Board of Directors. Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

•

Matters relating to Executive Compensation. Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

•

Matters relating to Capitalization. The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock.

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

•	Western Asset votes for proposals authorizing share repurchase programs.

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

•	Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

•

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 - Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 – Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 – Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager. In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

David Fare Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2004	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset since 2005; prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

Robert Amodeo Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset since 2005; prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2020.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:

registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	98	$169.55 billion	None	None
	Other Pooled Vehicles	227	$76.09 billion	11	$2.10 billion
	Other Accounts	635	$220.59 billion	22	$11.45 billion
Robert E. Amodeo‡	Other Registered Investment Companies	20	$11.31 billion	None	None
	Other Pooled Vehicles	3	$1.34 billion	None	None
	Other Accounts	9	$2.94 billion	None	None
David T. Fare ‡	Other Registered Investment Companies	17	$10.60 billion	None	None
	Other Pooled Vehicles	2	$1.32 billion	None	None
	Other Accounts	4	$1.65 billion	None	None

‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of May 31, 2020.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
David T. Fare	A
Robert Amodeo	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed Municipals Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 27, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 27, 2020